UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2020

WORTHINGTON INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Old Wilson Bridge Road, Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02.  Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on March 26, 2020, beginning at approximately 10:30 a.m., Eastern Daylight Time, to discuss the Registrant’s unaudited financial results for the third quarter of fiscal 2020 (the fiscal quarter ended February 29, 2020).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and in Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to quarterly earnings per share excluding impairment, restructuring, and the impact of the tank replacement program. This represents a non-GAAP financial measure and is used by management as a measure of operating performance.  Earnings per share excluding impairment, restructuring, and the impact of the tank replacement program is calculated by adding or subtracting, as appropriate, impairment of goodwill and long-lived assets and restructuring and other expense (income), net, the impact of the tank replacement program, and the gain on consolidation of Samuel Steel Pickling (each after tax) to/from net earnings attributable to controlling interest, and dividing the result by the average diluted common shares for the period. The difference between the GAAP-based financial measure of diluted earnings per share attributable to controlling interest and the non-GAAP financial measure of diluted earnings per share excluding impairment, restructuring and the impact of the tank replacement program for the fiscal quarters ended February 29, 2020 and February 28, 2019, as mentioned in the conference call, is outlined below.

.

	Three Months Ended February 29, 2020
(in thousands, except per share amounts)	Operating Income (Loss)	Earnings Before Income Taxes	Income Tax Expense (Benefit)	Net Earnings Attributable to Controlling Interest	Earnings per Diluted Share[1]
GAAP	$(1,386)	$23,716	$4,828	$15,311	$0.27
Impairment of goodwill and long-lived assets	34,627	34,627	7,988	26,611	0.48
Restructuring and other expense, net	1,376	1,376	111	344	0.01
Tank replacement program	(2,265)	(2,265)	(555)	(1,710)	(0.03)
Gain on consolidation of Samuel Steel Pickling	-	(6,055)	(1,483)	(4,572)	(0.08)
Non-GAAP	$32,352	$51,399	$10,889	$35,984	$0.64

	Three Months Ended February 28, 2019
(in thousands, except per share amounts)	Operating Income	Earnings Before Income Taxes	Income Tax Expense	Net Earnings Attributable to Controlling Interest	Earnings per Diluted Share[1]
GAAP	$25,977	$37,963	$8,415	$26,773	$0.46
Restructuring and other income, net	(11,176)	(11,176)	(2,776)	(8,400)	(0.14)
Tank replacement program	13,000	13,000	3,245	9,755	0.17
Non-GAAP	$27,801	$39,787	$8,884	$28,128	$0.49

Change	4,551	11,612	2,005	7,856	0.15

[1] The sum of the components may not equal the total due to rounding.

In the conference call, management referred to operating income excluding impairment, restructuring, and the impact of the tank replacement program for the Registrant’s Pressure Cylinders operating segment.  This represents a non-GAAP financial measure and is used by management as a measure of operating performance. Operating income excluding impairment, restructuring and the impact of the tank replacement program is calculated by adding or subtracting, as appropriate, impairment of goodwill and long-lived assets, restructuring and other expense (income), net, and the impact of the tank replacement program to/from operating income.  The difference between the GAAP-based measure of operating income and the non-GAAP financial measure of operating income excluding impairment, restructuring, and the impact of the tank replacement program for the fiscal quarters ended February 29, 2020 and February 28, 2019, as mentioned in the conference call, is outlined below for the Registrant’s Pressure Cylinders operating segment:

(in thousands)	Three Months Ended February 29, 2020
GAAP	$(19,865)
Impairment of goodwill and long-lived assets	33,353
Restructuring and other expense, net	747
Tank replacement program	(2,265)
Non-GAAP	$11,970

(in thousands)	Three Months Ended February 28, 2019
GAAP	$18,953
Restructuring and other income, net	(11,176)
Tank replacement program	13,000
Non-GAAP	$20,777

Change	$(8,807)

In the conference call, management referred to earnings before interest, taxes, depreciation and amortization (“EBITDA”) and trailing twelve months adjusted EBITDA.  These represent non-GAAP financial measures and are used by management as measures of operating performance.  EBITDA is calculated by adding or subtracting, as appropriate, interest expense, income tax expense (benefit) and depreciation and amortization to/from net earnings attributable to controlling interest and adjusted EBITDA is calculated by adding or subtracting, as appropriate, impairment of goodwill and long-lived assets, restructuring and other expense (income), net, loss on early extinguishment of debt, impairment of investment in unconsolidated joint venture, gain on sale of assets within equity income, gain on consolidation of Samuel Steel Pickling and other non-recurring expense (each pre-tax) to/from EBITDA.  The difference between the GAAP-based measure of net earnings attributable to controlling interest and the non-GAAP financial measure of adjusted EBITDA for the trailing twelve months ended February 29, 2020 as mentioned in the conference call, is outlined below.

	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2020	2020	2020	2019

Net earnings (loss) attributable to controlling interest	$15,311	$52,086	$(4,776)	$37,738
Impairment of goodwill and long-lived assets (pre-tax)	34,003	-	40,601	3,834
Restructuring and other expense (income), net (pre-tax)	1,050	(50)	455	692
Loss on early extinguishment of debt (pre-tax)	-	-	4,034	-
Impairment of investment in unconsolidated joint venture (pre-tax)	-	-	4,236	4,017
Gain on sale of assets within equity income (pre-tax)	-	(23,119)	-	-
Gain on consolidation of Samuel Steel Pickling (pre-tax)	(6,055)
Other non-recurring expense (pre-tax)	-	912	-	-
Interest expense	7,362	7,315	9,480	9,522
Income tax expense (benefit)	4,828	15,863	(185)	9,151
Adjusted earnings before interest and taxes (Adjusted EBIT) [1]	$56,499	$53,007	$53,845	$64,954
Depreciation and amortization	22,780	22,596	24,177	23,960
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$79,279	$75,603	$78,022	$88,914

Trailing Twelve Months Adjusted EBITDA [1]	$321,818

[1] Excludes the impact of the noncontrolling interest.

Item 8.01.  Other Events.

On March 25, 2020, the Registrant issued a news release (the “Dividend Release”) reporting that the Board of Directors of the Registrant (the “Board”) had declared a quarterly cash dividend of $0.24 per share in respect of the Registrant’s common shares.  The dividend was declared March 25, 2020 and is payable on June 29, 2020 to shareholders of the Registrant of record at the close of business on June 15, 2020.  A copy of the Dividend Release is included with this Current Report on Form 8‑K as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8‑K:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Third Quarter of Fiscal 2020 (Fiscal Quarter ended February 29, 2020), held on March 26, 2020.
99.2	News Release issued by Worthington Industries, Inc. on March 25, 2020 reporting declaration of quarterly cash dividend.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: March 30, 2020	By:	/s/Dale T. Brinkman
Dale T. Brinkman, Senior Vice President- Administration, General Counsel & Secretary